SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1

Amending Item 9.01)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):             December 30, 2005 (October 18, 2005)

Tri-S Security Corporation

(Exact name of registrant as specified in its charter)

Georgia	0-51148	30-0016962
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Royal Center One, 11675 Great Oaks Way, Suite 120, Alpharetta, Georgia	30022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (678) 808-1540

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

                This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed to set forth the audited financial statements for The Cornwall Group, Inc. and Subsidiaries (“Cornwall”) for the years ended December 31, 2004, 2003, 2002 and 2001, the unaudited financial statements of Cornwall for the nine months ended September 30, 2005 and the pro forma financial statements for Tri-S Security Corporation and Subsidiaries (the “Company”) with respect to the Company’s acquisition of Cornwall.  This Amendment amends and restates Item 9.01 of the Company’s Current Report on Form 8-K originally filed by the Company with the Securities and Exchange Commission on October 24, 2005 (the “Original Current Report”).

Item 9.01                Financial Statements and Exhibits.

                (a)           Financial Statements of Business Acquired.  The financial statements of Cornwall required to be filed pursuant to this Item 9.01(a) are set forth in Exhibit 99.10 hereof and incorporated herein by reference.

                (b)           Pro Forma Financial Information.  The pro forma financial information required to be filed pursuant to this Item 9.01(b) is set forth in Exhibit 99.10 hereof and incorporated herein by reference.

                (d)           Exhibits.

2.1                                 Stock Purchase Agreement dated as of August 30, 2005, among the Company and the shareholders of The Cornwall Group, Inc. (The schedules to the Stock Purchase Agreement have been omitted from this Current Report pursuant to Item 601(b)(2) of Regulation S-K, and the Company agrees to furnish copies of such omitted schedules supplementally to the Securities and Exchange Commission upon request.)*

2.2                                 Amendment No. 1 to Stock Purchase Agreement dated as of October 18, 2005, among the Company and the shareholders of The Cornwall Group, Inc.**

23.1         Consent of Rachlin Cohen & Holtz, LLP.

99.1                           Earnest Money Escrow Agreement dated as of August 30, 2005, among the Company, The Cornwall Group, Inc., the Shareholder Representative and  Berman Renert Vogl & Mandler, P.A.*

99.2                           Promissory Note dated October 18, 2005 in principal amount of $250,000 made by the Company in favor of the Shareholder Representative.**

99.3                           Credit Agreement dated as of October 18, 2005 among the Company, its subsidiaries, LSQ Funding Group, L.C. and BRE LLC.**

99.4                           Factoring and Security Agreement dated as of October 18, 2005 among the Company, its subsidiaries and LSQ Funding Group, L.C.**

99.5                           Security Agreement dated as of October 18, 2005 among the Company, its subsidiaries, LSQ Funding Group, L.C. and BRE LLC.**

99.6                           Pledge Agreement dated as of October 18, 2005 among the Company, LSQ Funding Group, L.C. and BRE LLC.**

99.7                           Guaranty Agreement dated as of October 18, 2005 among the Company, its subsidiaries, LSQ Funding Group, L.C. and BRE LLC.**

99.8                           Employment Agreement between The Cornwall Group, Inc. and David H. Shopay dated October 18, 2005.**

99.9                           Escrow Agreement dated as of October 18, 2005 among the Company, SunTrust Bank and the Shareholder Representative.**

99.10                     Financial Statements of Business Acquired and Pro Forma Financial Information.

*  Incorporated by reference to the Current Report on Form 8-K filed by the Company on September 2, 2005.

**  Previously filed with the filing of the Original Current Report.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned thereunto duly authorized.

TRI-S SECURITY CORPORATION

By:	/s/ Robert K. Mills
Robert K. Mills, Chief Financial Officer

Dated:  December 30, 2005

EXHIBIT INDEX

2.1                                 Stock Purchase Agreement dated as of August 30, 2005, among the Company and the shareholders of The Cornwall Group, Inc. (The schedules to the Stock Purchase Agreement have been omitted from this Current Report pursuant to Item 601(b)(2) of Regulation S-K, and the Company agrees to furnish copies of such omitted schedules supplementally to the Securities and Exchange Commission upon request.)*

2.2                                 Amendment No. 1 to Stock Purchase Agreement dated as of October 18, 2005, among the Company and the shareholders of The Cornwall Group, Inc.**

23.1         Consent of Rachlin Cohen & Holtz, LLP.

99.1                           Earnest Money Escrow Agreement dated as of August 30, 2005, among the Company, The Cornwall Group, Inc., the Shareholder Representative and  Berman Renert Vogl & Mandler, P.A.*

99.2                           Promissory Note dated October 18, 2005 in principal amount of $250,000 made by the Company in favor of the Shareholder Representative.**

99.3                           Credit Agreement dated as of October 18, 2005 among the Company, its subsidiaries, LSQ Funding Group, L.C. and BRE LLC.**

99.4                           Factoring and Security Agreement dated as of October 18, 2005 among the Company, its subsidiaries and LSQ Funding Group, L.C.**

99.5                           Security Agreement dated as of October 18, 2005 among the Company, its subsidiaries, LSQ Funding Group, L.C. and BRE LLC.**

99.6                           Pledge Agreement dated as of October 18, 2005 among the Company, LSQ Funding Group, L.C. and BRE LLC.**

99.7                           Guaranty Agreement dated as of October 18, 2005 among the Company, its subsidiaries, LSQ Funding Group, L.C. and BRE LLC.**

99.8                           Employment Agreement between The Cornwall Group, Inc. and David H. Shopay dated October 18, 2005.**

99.9                           Escrow Agreement dated as of October 18, 2005 among the Company, SunTrust Bank and the Shareholder Representative.**

99.10                     Financial Statements of Business Acquired and Pro Forma Financial Information.

*  Incorporated by reference to the Current Report filed by the Company on September 2, 2005.

**  Previously filed with the filing of the Original Current Report.